UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

INTERVAL LEISURE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34062	26-2590997
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6262 Sunset Drive Miami, Florida	33143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment”) is being filed to amend the Current Report on Form 8-K filed by Interval Leisure Group, Inc. (“ILG”) with the Securities and Exchange Commission on October 1, 2014. As previously reported in the Form 8-K, on October 1, 2014, ILG completed the acquisition of all of the equity interests of certain subsidiaries of Hyatt Corporation that own and operate its vacation ownership business.

As permitted by Item 9.01 of Form 8-K, ILG indicated in the initial Form 8-K that we would file financial statements for the acquired business and pro forma financial information reflecting the effect of the acquisition by amendment to the initial Form 8-K.  This Amendment is being filed to amend and supplement the initial Form 8-K to include such financial statements and financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

(1)         The audited combined balance sheet of Hyatt Residential Group and Affiliates as of December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the fiscal year ended December 31, 2013, and the Report of Deloitte & Touche LLP, Independent Auditors, dated August 27, 2014, which are attached to this Amendment as Exhibit 99.1 and incorporated herein by reference.

(2)         The unaudited condensed combined balance sheet of Hyatt Residential Group and Affiliates as of June 30, 2014 and December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the six months ended June 30, 2014 and June 30, 2013, which are attached to this Amendment as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Attached to this Amendment as Exhibit 99.3 are the following pro forma financial statements of ILG, in each case giving effect to ILG’s acquisition of Hyatt Residential Group and Affiliates, which are incorporated herein by reference:

(1)         Unaudited pro forma condensed consolidated balance sheet as of June 30, 2014, and the notes thereto; and

(2)         Unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2014 and the year ended December 31, 2013, and the notes thereto.

(d)   Exhibits to this Form 8-K

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors to Hyatt Residential Group and Affiliates

99.1

Audited combined balance sheet of Hyatt Residential Group and Affiliates as of December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the fiscal year ended December 31, 2013, and the Report of Deloitte & Touche LLP, Independent Auditors, dated August 27, 2014.

99.2

Unaudited condensed combined balance sheet of Hyatt Residential Group and Affiliates as of June 30, 2014 and December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the six months ended June 30, 2014 and June 30, 2013.

99.3

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2014, and the notes thereto; and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2014 and the year ended December 31, 2013, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

Date: December 12, 2014

	By:	/s/ William L. Harvey
	Name:	William L. Harvey
	Title:	Executive Vice President and
Chief Financial Officer

Exhibits Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Auditors to Hyatt Residential Group and Affiliates

99.1

Audited combined balance sheet of Hyatt Residential Group and Affiliates as of December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the fiscal year ended December 31, 2013, and the Report of Deloitte & Touche LLP, Independent Auditors, dated August 27, 2014.

99.2

Unaudited condensed combined balance sheet of Hyatt Residential Group and Affiliates as of June 30, 2014 and December 31, 2013 and the related combined income statement, statement of group equity, and statement of cash flows for the six months ended June 30, 2014 and June 30, 2013.

99.3

Unaudited pro forma condensed consolidated balance sheet as of June 30, 2014, and the notes thereto; and unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2014 and the year ended December 31, 2013, and the notes thereto.